SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                        FIRST CITIZENS BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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( )  Fee paid previously with preliminary materials.

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     paid previously. Identify the previous filing by registration statement
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     1)  Amount Previously Paid:

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

                        FIRST CITIZENS BANCSHARES, INC.

                              Post Office Box 27131
                       Raleigh, North Carolina 27611-7131

                  ------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  ------------------------------------------
     NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens BancShares, Inc. ("BancShares") will be held in the Raleigh Main Office of First-Citizens Bank & Trust Company located at 239 Fayetteville Street Mall, Raleigh, North Carolina, at 1:00 p.m. on Monday, April 24, 2000.

     The purposes of the meeting are:

   1. ELECTION OF DIRECTORS: To elect 24 directors of BancShares for terms one year or until their respective successors are duly elected and qualified;

   2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS: To consider and vote on a proposal to ratify the appointment of KPMG LLP as BancShares' independent public accountants for 2000; and,

   3. OTHER BUSINESS: To transact any other business that is properly presented for action by shareholders at the Annual Meeting.

     YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN IF THEY PLAN TO ATTEND, ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. RETURNING A SIGNED APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

                                    By Order of the Board of Directors

                                    /s/ Alexander G. MacFadyen, Jr.
                                    -------------------------------
                                    Alexander G. MacFadyen, Jr., Secretary

     March 17, 2000

                        FIRST CITIZENS BANCSHARES, INC.

                              Post Office Box 27131
                       Raleigh, North Carolina 27611-7131
                            ----------------------
                                 PROXY STATEMENT
                            ----------------------
                         Annual Meeting of Shareholders

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Citizens BancShares, Inc. ("BancShares") of appointments of proxy in the enclosed form for use at the 2000 Annual Meeting of BancShares' shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held at the Raleigh Main Office of First-Citizens Bank & Trust Company located at 239 Fayetteville Street Mall, Raleigh, North Carolina, at 1:00 p.m. on April 24, 2000. This Proxy Statement is being mailed to BancShares' shareholders on or about March 17, 2000.

APPOINTMENT AND VOTING OF PROXIES

     Persons named in the enclosed appointment of proxy to represent shareholders as proxies at the Annual Meeting (the "Proxies") are George H. Broadrick, Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., Frank B. Holding, Jr., Lewis T. Nunnelee II, and David L. Ward, Jr. Shares represented by each appointment of proxy that is properly executed and returned, and not revoked, will be voted by the Proxies in accordance with the directions contained therein. If no directions are given, those shares will be voted by the Proxies "FOR" the election of the slate of 24 nominees for director named in Proposal 1, and "FOR" ratification of the appointment of KPMG LLP as BancShares' independent accountants for 2000. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by the Board of Directors. On any other matters that may properly be presented for action at the Annual Meeting, the Proxies will be authorized to vote in accordance with their best judgment.

REVOCATION OF APPOINTMENT OF PROXY

     Any shareholder who executes an appointment of proxy may revoke it at any time before it is exercised by filing with BancShares' Secretary either a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF SOLICITATION

     BancShares will pay all costs of the solicitation of appointments of proxy for the Annual Meeting, including costs of preparing, assembling and mailing this Proxy Statement. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by directors, officers and employees of BancShares and its bank subsidiary, First-Citizens Bank & Trust Company (the "Bank").

RECORD DATE

     The close of business on March 10, 2000, has been fixed as the Record Date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on the Record Date will be eligible to vote on the matters presented for action by shareholders at the Annual Meeting.

VOTING SECURITIES

     On the Record Date, BancShares' outstanding voting securities consisted of
(i) 8,860,849 shares of Class A Common Stock, $1 par value ("Class A Common"), and (ii) 1,720,360 shares of Class B Common Stock, $1 par value ("Class B Common"). At the Annual Meeting, each shareholder will be entitled to one vote for each share of Class A Common, and 16 votes for each share of Class B Common, held of record on the Record Date for each director to be elected and on each other matter submitted for voting.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

     In the election of directors, the 24 nominees receiving the highest numbers of votes will be elected. For approval of Proposal 2, a majority of the votes represented by shares of voting securities which are present at the Annual Meeting, in person or by proxy, and entitled to be voted must be cast in favor of Proposal 2. As long as a quorum is present at the Annual Meeting, abstentions and broker non-votes will have no effect in the election of directors, but they will have the same effect as votes against Proposal 2. Shareholders may not vote cumulatively in the election of directors.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

     PRINCIPAL SHAREHOLDERS. As of the Record Date, persons known to BancShares' management to own, beneficially or of record, 5% or more of any class of BancShares' voting securities were as follows:

                                                     BENEFICIAL OWNERSHIP (1)
                             -------------------------------------------------------------------------
                                       CLASS A COMMON                        CLASS B COMMON
                             -----------------------------------   -----------------------------------
NAME AND ADDRESS                   NUMBER           PERCENTAGE           NUMBER           PERCENTAGE       PERCENTAGE OF
OF BENEFICIAL OWNER               OF SHARES        OF CLASS (2)         OF SHARES        OF CLASS (2)     TOTAL VOTES (2)
--------------------------   ------------------   --------------   ------------------   --------------   ----------------
    Carson H. Brice
     Raleigh, NC                    51,408(3)            .58%            100,885(3)           5.86%            4.58%
    Claire H. Bristow
     Columbia, SC                   51,840(4)            .59%            100,812(4)           5.86%            4.58%
    North State Trustees
     Charlotte, NC                 379,340(5)           4.28%            528,172(5)          30.70%           24.27%
    Hope H. Connell
     Raleigh, NC                    59,110(6)            .67%            111,097(6)           6.46%            5.05%
    Frank B. Holding
     Smithfield, NC              2,533,689(7)          28.59%            644,631(7)          37.47%           35.31%
    Frank B. Holding, Jr.
     Raleigh, NC                    72,595(8)            .82%            123,853(8)           7.20%            5.65%
    Lewis R. Holding
     Lyford Cay, Bahamas         1,491,324(9)          16.83%            194,497(9)          11.31%           12.65%
    Olivia B. Holding
     Raleigh, NC                    49,131(10)           .55%            104,015(10)          6.05%            6.22%

---------
(1) Except as otherwise noted, each named individual exercises sole voting and investment power with respect to all shares.

(2) "Percentage of Class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of Total Votes" reflects the votes represented by the listed shares of both classes as a percentage of the aggregate votes represented by all outstanding shares of BancShares' voting securities.

(3) Includes 5,200 shares of Class A Common and 1,250 shares of Class B Common held in trust for Mrs. Brice's benefit and with respect to which she exercises shared voting and investment power. All listed shares also are shown as beneficially owned by Frank B. Holding.

(4) Includes 5,200 shares of Class A Common and 1,250 shares of Class B Common held in trust for Mrs. Bristow's benefit and with respect to which shares she exercises shared voting and investment power, and 1,045 shares of Class A Common and 16,000 shares of Class B Common held by her spouse as custodian for their children and with respect to which shares she disclaims beneficial ownership. All listed shares also are shown as beneficially owned by Frank
    B. Holding.

(5) Includes 256,540 shares of Class A Common and 469,872 shares of Class B Common held by North State Trustees -- 1990; 110,400 shares of Class A Common and 55,200 shares of Class B Common held by North State Trustees -- 1979; and 12,400 shares of Class A Common and 3,100 shares of Class B Common held by North State Trustees -- 1976, each of which Trusts is for the benefit of Carmen P. Holding, adult daughter of Lewis R. Holding. The six trustees for the three North State Trusts, who may be deemed to have shared voting and investment power as to such shares, are George H. Broadrick, Carolyn S. Holding, John R. Jordon, Jr., C. Ronald Scheeler, David L. Ward, Jr., and James A. Weathers.

(6) Includes 5,100 shares of Class A Common and 1,225 shares of Class B Common held in trust for Mrs. Connell's benefit and with respect to which shares she exercises shared voting power; an aggregate of 18,845 shares of Class A Common and 1,900 shares of Class B Common held by certain corporations which she may be deemed to control and with respect to which shares she may be deemed to exercise shared voting and investment power; and an aggregate of 2,496 shares of Class A Common and 11,250 shares of Class B Common held by her spouse, individually or as custodian for their children and with respect to which shares she disclaims beneficial ownership. Of the listed shares, an aggregate of 40,265 shares of Class A Common and 109,197 shares of Class B Common also are shown as beneficially owned by Frank B. Holding, and an aggregate of 18,845 shares of Class A Common and 1,900 shares of Class B Common also are shown as beneficially owned by Lewis R. Holding.

(7) Includes an aggregate of 522,873 shares of Class A Common and 105,869 shares of Class B Common held by certain corporations and other entities which Mr. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 374,586 shares of Class A Common and 538,762 shares of Class B Common held by or in trust for his spouse, adult children and their spouses and with respect to which shares he disclaims beneficial ownership. Of the listed shares, an aggregate of 487,557 shares of Class A Common and 104,644 shares of Class B Common also are shown as beneficially owned by Lewis R. Holding, and an aggregate of 265,239 shares of Class A Common and 538,762 shares of Class B Common also are shown as beneficially owned by or held in trust for Mr. Holding's adult children, each of whom is listed individually in the table.

(8) Includes 5,100 shares of Class A Common and 1,225 shares of Class B Common held in trust for Mr. Holding's benefit and with respect to which shares he exercises shared voting and investment power, and 5,500 shares of Class A Common and 650 shares of Class B Common held by his spouse and with respect to which shares he disclaims beneficial ownership. Of the listed shares, an aggregate of 72,595 shares of Class A Common and 123,853 shares of Class B Common also are shown as beneficially owned by Frank B. Holding.

(9) Includes an aggregate of 506,402 shares of Class A Common and 106,544 shares of Class B Common held by certain corporations and other entities which Mr. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 196,892 shares of Class A Common and 70,906 shares of Class B Common held by his spouse or by or in trust for his adult daughter and with respect to which shares he disclaims beneficial ownership. Of the listed shares, an aggregate of 487,557 shares of Class A Common and 104,644 shares of Class B Common also shown as beneficially owned by Frank B. Holding; an aggregate of 18,845 shares of Class A Common and 1,900 shares of Class B Common also shown as beneficially owned by Hope H. Connell; and an aggregate of 122,800 shares of Class A Common and 58,300 shares of Class B Common also shown as beneficially owned by North State Trustees.

(10) Includes 5,100 shares of Class A and 1,225 shares of Class B held in trust for Ms. Holding's benefit and with respect to which shares she exercises shared voting and investment power. All listed shares also are shown as beneficially owned by Frank B. Holding.

     MANAGEMENT. As of the Record Date, the beneficial ownership of BancShares' voting securities by its current directors, nominees for election as directors and certain named executive officers, and by all current directors and executive officers as a group, was as follows:

                                                             BENEFICIAL OWNERSHIP (1)
                                       ---------------------------------------------------------------------
                                                 CLASS A COMMON                     CLASS B COMMON
                                       ----------------------------------- ---------------------------------
           NAME AND ADDRESS                   NUMBER          PERCENTAGE         NUMBER         PERCENTAGE       PERCENTAGE OF
          OF BENEFICIAL OWNER                OF SHARES       OF CLASS (2)       OF SHARES      OF CLASS (2)     TOTAL VOTES (2)
-------------------------------------- -------------------- -------------- ------------------ -------------- --------------------
 John M. Alexander, Jr.                      1,434(3)           .02%                225(3)        .01%              .01%
 Ted L. Bissett                              7,265(4)           .08%              1,375(4)        .08%              .08%
 B. Irvin Boyle                                700              .01%                175           .01%              .01%
 George H. Broadrick                        62,537(5)           .71%              2,500(5)        .15%              .28%
 Joseph A. Cooper, Jr.                          -0-              --                  -0-           --                --
 H. M. Craig III                            11,400(6)           .13%              1,000(6)        .06%              .08%
 Betty M. Farnsworth                         1,561(7)           .02%                250           .01%              .02%
 Lewis M. Fetterman                         12,955(8)           .15%              2,750(8)        .16%              .16%
 Carmen P. Holding                         147,929(9)          1.67%             58,881(9)       3.42%             3.00%
 Frank B. Holding, Sr.                   2,533,689(10)        28.59%            644,631(10)     37.47%            35.31%
 Frank B. Holding, Jr.                      72,595(11)          .82%            123,853(11)      7.20%             5.65%
 Lewis R. Holding                        1,491,324(12)        16.83%            194,497(12)     11.31%            12.65%
 Charles B. C. Holt                          2,570(13)          .03%                 -0-           --               .01%
 Edwin A. Hubbard                           12,012(14)          .14%                 -0-           --               .03%
 James B. Hyler, Jr.                         5,366              .06%                100           .01%              .02%
 Gale D. Johnson                               481              .01%                 50              *                 *
 Freeman R. Jones                            4,000              .05%                250           .01%              .02%
 Lucius S. Jones                             1,000              .01%                 -0-           --                 *
 Joseph T. Maloney, Jr.                     22,452              .25%              5,400           .31%              .30%
 J. Claude Mayo, Jr.                         1,100(15)          .06%                 -0-           --                 *
 William McKay                               1,072(16)          .01%                 -0-           --                 *
 Brent D. Nash                              10,852(17)          .12%                 -0-           --               .03%
 Lewis T. Nunnelee II                          600              .01%                450           .03%              .02%
 Talbert O. Shaw                               119                 *                 -0-           --                 *
 R. C. Soles, Jr.                           15,138              .17%                 -0-           --               .05%
 David L. Ward, Jr.                         22,850(18)          .26%              8,388(18)       .49%              .43%
 All directors and executive officers
  as a group (35 persons)                3,742,972(19)        42.24%            757,547(19)     44.03%            43.60% (19)

---------
(1) Except as otherwise noted, each named individual, and individuals included in the group, exercise sole voting and investment power with respect to all shares.

(2) "Percentage of Class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of Total Votes" reflects the votes represented by the listed shares of both classes as a percentage of the aggregate votes represented by all shares of BancShares' voting securities. An asterisk indicates less than .01%.

(3) Includes 900 shares of Class A Common and 225 shares of Class B Common held by a corporation which Mr. Alexander may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power.

(4) Includes 1,684 shares of Class A Common and 300 shares of Class B Common held by his adult son and with respect to which Mr. Bissett may be deemed to exercise shared voting and investment power.

(5) Includes 10,000 shares of Class A Common and 2,500 shares of Class B Common held by Mr. Broadrick's spouse and with respect to which shares he disclaims beneficial ownership.

(6) Includes 11,300 shares of Class A Common and 1,000 shares of Class B Common held by a corporation which Mr. Craig may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power.

(7) Includes 100 shares of Class A Common held by Mrs. Farnsworth's adult son and with respect to which shares she disclaims beneficial ownership.

(8) Includes 2,809 shares of Class A Common and 550 shares of Class B Common held in trust for Mr. Fetterman's spouse and with respect to which shares he disclaims beneficial ownership.

(9) Includes an aggregate of 122,800 shares of Class A Common and 58,300 shares of Class B Common held in trust for Ms. Holding's benefit and with respect to which shares she exercises shared voting and investment power. All listed shares also are shown as beneficially owned by Lewis R. Holding.

(10) Frank B. Holding's beneficial ownership is described in footnote 7 to the "Principal Shareholders" table above.

(11) Frank B. Holding, Jr.'s beneficial ownership is described in footnote 8 to the "Principal Shareholders" table above.

(12) Lewis R. Holding's beneficial ownership is described in footnote 9 to the "Principal Shareholders" table above.

(13) Includes 139 shares of Class A Common held by Mr. Holt as trustee of a retirement plan and with respect to which shares he may be deemed to exercise shared voting and investment power, and 465 shares of Class A Common held by Mr. Holt's spouse and with respect to which shares he disclaims beneficial ownership.

(14) Includes 5,012 shares of Class A Common held by Mr. Hubbard's spouse and with respect to which shares he disclaims beneficial ownership.

(15) Includes 100 shares of Class A Common held by Mr. Mayo's spouse and with respect to which shares he disclaims beneficial ownership.

(16) Includes 240 shares of Class A Common held by Mr. McKay jointly with his spouse and with respect to which shares he exercises shared voting and investment power.

(17) Includes 5,515 shares of Class A Common held by Mr. Nash's spouse and with respect to which shares he disclaims beneficial ownership.

(18) Includes 3,500 shares of Class A Common and 875 shares of Class B Common held by Mr. Ward's spouse and with respect to which shares he disclaims beneficial ownership.

(19) Certain numbers of shares included in the beneficial ownership of Carmen P. Holding, Frank B. Holding, Frank B. Holding, Jr., and Lewis R. Holding are reflected separately in the beneficial ownership of each of such individuals, but are included only once in the beneficial ownership shown for the group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     BancShares' directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of BancShares' Class A Common and Class B Common. Based on its review of copies of those reports, BancShares' proxy statement each year is required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, or to timely file required reports, during the previous year. To the best knowledge of BancShares' management, there were no such failures to file required reports during 1999.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     BancShares' Bylaws provide for a Board of Directors composed of not less than five nor more than 30 members and authorize BancShares' Board of Directors to set and change the actual number of directors from time to time within those limits. Directors are elected each year at the Annual Meeting for terms of one year or until their respective successors have been duly elected and qualified.


     The number of BancShares' directors for the year following the Annual Meeting has been set at 24, and the persons named below have been nominated by the Board of Directors for election as directors at the Annual Meeting. Each nominee currently serves as a director of BancShares and the Bank.

                             POSITIONS WITH
                               BANCSHARES       FIRST                        PRINCIPAL OCCUPATION
       NAME AND AGE           AND THE BANK     ELECTED (1)                  AND BUSINESS EXPERIENCE
-------------------------- ------------------  -----------  ----------------------------------------------------
John M. Alexander, Jr.     Director               1990      President, General Manager and Chief Operating
 50                                                         Officer, Cardinal International Trucks, Inc. (truck
                                                            dealer)
Ted L. Bissett             Director               1970      President, F.D. Bissett & Son, Inc. (farm supplies,
 63                                                         hardware and building materials)
B. Irvin Boyle             Director               1980      Attorney, of counsel to Johnston, Allison & Hord (law
 88                                                         firm)
George H. Broadrick (2)    Director               1975      Retired; former President of BancShares and the Bank
 77
H. M. Craig III            Director               1998      Vice President/Director of North American Sales,
 43                                                         Gaston County Dyeing Machine Company (textile
                                                            machinery manufacturer)
Betty M. Farnsworth        Director               1985      Homemaker
 73
Lewis M. Fetterman         Director               1980      Chairman and Chief Executive Officer, Super Soil
 78                                                         Systems USA, Inc.; President and Owner, LMF Farms
                                                            and LMF Consulting & Marketing Co.; Assistant to
                                                            President, Heartland Pork Enterprises, Inc.; Director,
                                                            Lundy Packing Co. (agribusiness)
Carmen P. Holding (2)(3)   Director               1996      Former Assistant, Susan B. Bozeman Interior Designs,
 31                                                         Inc. (residential interior design); previously, Office
                                                            Manager, Interweb, Inc. (website developer), and
                                                            showroom salesperson, Scalamandre', Inc. (decorative
                                                            fabrics manufacturing wholesaler)
Frank B. Holding (3)       Executive              1962      Executive officer of BancShares and the Bank
 71                        Vice Chairman
Frank B. Holding, Jr. (3)  President and          1993      Executive officer of BancShares and the Bank
 38                        Director
Lewis R. Holding (3)       Chairman and           1957      Executive officer of BancShares and the Bank
 72                        Chief Executive
                           Officer
Charles B. C. Holt         Director               1995      Secretary/Treasurer (former President), Holt Oil
 67                                                         Company, Inc. (wholesale petroleum marketer); former
                                                            Chairman, State Bank, Fayetteville, NC
James B. Hyler, Jr.        Vice Chairman and      1988      Executive officer of BancShares and the Bank
 52                        Chief Operating
                           Officer
Gale D. Johnson, M.D.      Director               1974      Retired Surgeon; Director of Health Affairs, Campbell
 80                                                         University
Freeman R. Jones           Director               1974      Retired; President, EFC Corporation (real estate
 73                                                         investments)
Lucius S. Jones            Director               1994      President, Chief Executive Officer and Owner, United
 57                                                         Realty & Construction Company, Inc. (residential
                                                            development and construction); former Vice Chairman,
                                                            Pioneer Bancorp, Inc. and Pioneer Savings Bank, Inc.,
                                                            Rocky Mount, NC

                         POSITIONS WITH
                           BANCSHARES       FIRST                     PRINCIPAL OCCUPATION
      NAME AND AGE        AND THE BANK    ELECTED (1)                AND BUSINESS EXPERIENCE
----------------------- ---------------  -------------  -----------------------------------------------
Joseph T. Maloney, Jr.  Director            1976      Retired; private investor
 70
J. Claude Mayo, Jr.     Director            1994      Retired; former principal, Mayo, Simmons & Harris,
 72                                                   Inc. (insurance); former Chairman, Pioneer Bancorp,
                                                      Inc. and Pioneer Savings Bank, Inc., Rocky Mount, NC
William McKay           Director            1991      Retired; former President and Chief Executive Officer,
 74                                                   First Federal Savings Bank, Hendersonville, NC
Brent D. Nash           Director            1995      Officer of the Bank; former President and Chief
 64                                                   Executive Officer, Edgecombe Homestead Savings
                                                      Bank, Inc., SSB, Tarboro, NC
Lewis T. Nunnelee II    Director            1979      Chairman, Coastal Beverage Company, Inc. (wholesale
 74                                                   beer distributor)
Talbert O. Shaw, Ph.D.  Director            1993      President, Shaw University
 72
R. C. Soles, Jr.        Director            1995      Senior Partner, Soles, Phipps, Ray, Prince & Williford
 65                                                   (law firm); Senator, North Carolina State Senate; former
                                                      Chairman, First Investors Savings Bank, Inc., SSB,
                                                      Whiteville, NC
David L. Ward, Jr.      Director            1971      Senior Attorney and President, Ward and Smith, P.A.
 64                                                   (law firm) (4)

---------
(1) "First Elected" refers to the year in which each individual first took office as a director of BancShares or its predecessor, First Citizens Corporation, or, if elected prior to the formation of First Citizens Corporation in 1982, of the Bank.

(2) Certain directors of BancShares also serve as directors of other publicly held companies. George H. Broadrick, Carmen P. Holding, and Frank B. Holding serve as directors of First Citizens Bancorporation of South Carolina, Inc., Columbia, S.C., and Frank B. Holding serves as a director of Southern BancShares (N.C.), Inc., Mount Olive, N.C.

(3) Lewis R. Holding and Frank B. Holding are brothers. Carmen P. Holding is the daughter of Lewis R. Holding and the niece of Frank B. Holding. Frank
     B. Holding, Jr. is the son of Frank B. Holding and the nephew of Lewis R. Holding. Frank B. Holding, Jr. and Carmen P. Holding are first cousins.

(4) Ward and Smith, P.A., served as General Counsel for BancShares and the Bank during 1999, and is expected to continue to serve in that capacity through 2000. Aggregate fees paid to that firm by BancShares, the Bank and their subsidiaries during 1999 were $4,022,684.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF EACH OF THE 24 NOMINEES FOR DIRECTOR LISTED ABOVE. THE 24 NOMINEES RECEIVING THE HIGHEST NUMBERS OF VOTES WILL BE ELECTED.

DIRECTOR COMPENSATION

     Members of BancShares' Board of Directors also serve and are compensated as directors of the Bank, and directors do not receive any additional compensation for their services as directors of BancShares. Except as otherwise described below, during 1999 each of the Bank's directors who are not executive officers of BancShares or the Bank received an annual retainer of $10,000 and a fee of $500 for attendance at each Board meeting and each meeting of a committee held on a day other than in conjunction with a Board meeting. For 2000, the annual retainer has been increased to $12,000 and the attendance fee has been increased to $600. As executive officers, Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., and Frank B. Holding, Jr. receive no compensation for their services as directors. In addition to or in lieu of the above fees, certain directors received other compensation from the Bank as described below.

     William McKay receives compensation in addition to the fees described above pursuant to various arrangements related to the Bank's 1991 acquisition of First Federal Savings Bank, Hendersonville, N.C. ("First Federal"). At the time of the acquisition, Mr. McKay, a director of First Federal, was a party to two agreements entered into during 1985 and 1987 with First Federal which provided for retirement benefits. Pursuant to the 1985 agreement, Mr. McKay deferred $300 per month of his directors' fees paid by First Federal for a period of five years and became entitled to a monthly retirement benefit of $1,249 for a period of ten years ending during 2000. Pursuant to the 1987 agreement, Mr. McKay was entitled to a monthly retirement benefit of $835 for a period of ten years ending during 2002. The Bank assumed First Federal's obligations for those payments as part of the acquisition.

     Brent D. Nash receives compensation in addition to the fees described above pursuant to various arrangements related to the Bank's 1994 acquisition of Edgecombe Homestead Savings Bank, Inc., SSB, Tarboro, N.C. ("Edgecombe"). The agreement pertaining to the acquisition provided that Mr. Nash, Edgecombe's President, Chief Executive Officer and director, would be appointed to BancShares' Board of Directors and would be employed as Senior Vice President of the Bank through his 65th birthday on January 12, 2001, pursuant to a separate employment agreement which provides for salary and normal employee benefits. Upon termination of the employment agreement, Mr. Nash will receive retirement benefits pursuant to the Bank's Pension Plan as well as retirement payments pursuant to an agreement with Edgecombe under which he deferred his director's fees of $300 per month for five years in return for payments of $1,300 per month for ten years. The Bank assumed Edgecombe's obligations for those payments as part of the acquisition.

     During 1999, R. C. Soles, Jr. received compensation in addition to the fees described above pursuant to an arrangement related to the Bank's 1995 acquisition of First Investors Savings Bank, Inc., SSB, Whiteville, N.C. ("First Investors"). The agreement pertaining to the acquisition provided that First Investors' directors, including Mr. Soles, First Investors' Chairman, would become local advisory directors of the Bank and receive a fee of $835 per quarter for attendance at advisory board meetings. That arrangement expired during February 2000.

     During 1999, Edwin A. Hubbard (a current director who is retiring from the Board of Directors at the end of his term in April 2000) received compensation in lieu of the fees described above pursuant to an arrangement related to BancShares' 1996 acquisition of Allied Bank Capital, Inc., Sanford, N.C. ("Allied"). The agreement pertaining to the acquisition provided that Mr. Hubbard, Allied's Chairman, serve as a director of BancShares and the Bank and receive a monthly fee of $3,250 (equal to the fees previously paid by Allied) until the end of his fourth elected term as a director of BancShares. That arrangement expires during April 2000. Also, as a participant in a retirement plan maintained by Allied, Mr. Hubbard was entitled to a monthly retirement benefit of $1,200 for a period of ten years ending during 2006. BancShares assumed Allied's obligations for those payments as part of the acquisition.

     Since his retirement as President of the Bank in 1987, George H. Broadrick has received additional compensation (at $50 per hour) for services rendered pursuant to a consulting agreement with the Bank which expired on December 31, 1999. Mr. Broadrick also receives benefits under the Bank's Pension Plan and payments of $4,778 per month until June 2006 pursuant to a separate agreement with the Bank under which he has agreed to provide the Bank with certain consultation services and that he will not "compete" (as defined in the agreement) with the Bank.

     Betty M. Farnsworth, Charles B. C. Holt, Lucius S. Jones, and Joseph T. Maloney, Jr. serve on the Bank's local advisory boards in their respective communities and, in addition to their regular directors' fees described above, they each receive a fee of $125 per quarter for attendance at advisory board meetings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     BancShares' Board of Directors held four meetings in 1999. All directors attended at least 75% of the aggregate number of meetings of BancShares' Board of Directors and any committees on which they served during their terms, with the exception of Charles B. C. Holt, whose absences were due to illness and previous business commitments.

     BancShares' and the Bank's Boards of Directors have several standing committees, including an Audit Committee and a Salary Committee. BancShares' Board of Directors does not have a standing nominating committee or any other committee performing an equivalent function.

     The Audit Committee is a joint committee of BancShares' and the Bank's Boards of Directors and currently consists of David L. Ward, Jr. -- Chairman, John M. Alexander, Jr., Betty M. Farnsworth, Charles B. C. Holt, Edwin A. Hubbard, and J. Claude Mayo, Jr. The Committee generally oversees the Bank's internal audit program, and the Bank's General Auditor reports directly to the Audit Committee. The Committee reviews reports of examinations of BancShares and the Bank by their banking regulators and, at least quarterly, the Committee reviews reports on the work of the internal audit staff, the Corporate Finance Department, and the Commercial Credit Administration Department. Subject to the approval of BancShares' Board of Directors, the Committee engages BancShares' independent public accounting firm to conduct an annual audit of BancShares' consolidated financial statements, and it receives reports from, and reviews non-audit services proposed by management to be provided by, BancShares' independent accountants. During 1999, the Audit Committee held four meetings.

     The Salary Committee, which is further described below, is a separate committee of the Bank's Board of Directors. BancShares' officers are compensated by the Bank for their services as officers of the Bank, and they receive no separate compensation from BancShares. Therefore, BancShares' Board of Directors does not have a compensation committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Salary Committee are Freeman R. Jones -- Chairman, Lewis M. Fetterman, and Lewis T. Nunnelee II. The Salary Committee provides overall guidance for the Bank's officer compensation programs and, in conjunction with management, it makes recommendations to the entire Board of Directors with regard to proposed salaries and other forms of compensation. After receipt of the recommendations of the Salary Committee, the Board of Directors makes all final decisions regarding executive compensation matters. Members of the Board of Directors who are executive officers abstain from participation in both the discussion of and the voting on such matters. The Salary Committee met once during 1999.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Bank's goal is to provide an executive compensation program that will enable it to attract and retain qualified and motivated individuals as executive officers. Currently, the Bank's executive compensation program includes only base salary and contributions to the individual accounts of all participating employees (including executive officers) under the Bank's Section 401(k) salary deferral plan. However, the Bank also provides other employee benefit and welfare plans customary for companies of its size.

     During 1999, the Salary Committee made recommendations to the Board of Directors (and the Board of Directors made final decisions) regarding the amounts of the 1999 salaries of Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., and Frank B. Holding, Jr., and the maximum aggregate amount for 1999 merit increases in the salaries of the Bank's other officers and employees. With respect to the above executive officers, the Committee's recommendations were based on its evaluation of their individual levels of responsibility and performance and, in the case of Mr. L. Holding, his current leadership, direction and historical importance in the development and growth of both the Bank and BancShares. With respect to the salaries of other executive officers, the Vice Chairman, with the consent of the Chairman, was directed by the Board of Directors to set 1999 salaries on an individual merit basis. The performance of individual executive officers and the Bank's financial performance generally were considered by the Committee in connection with the setting of salaries for 1999. However, the performance review process and, thus, the setting of salaries largely are subjective and there are no specific formulae, objective criteria or other such mechanisms by which adjustments to the salary of each executive officer (including Messrs. L. Holding, F. Holding, J. Hyler, and F. Holding, Jr.) are tied empirically to his individual performance or to BancShares' or the Bank's financial performance. The amounts of contributions to the separate accounts of executive officers under the Bank's 401(k) plan were determined solely by the terms of that plan.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of BancShares' executive officers receive annual compensation approaching that amount, BancShares' Board of Directors has not yet adopted a policy with respect to Section 162(m).

                                               Salary Committee:


                                               Freeman R. Jones, Chairman
                                               Lewis M. Fetterman
                                               Lewis T. Nunnelee II

EXECUTIVE OFFICERS

     BancShares' and the Bank's current executive officers are as follows:

             Name                Age                      Positions with BancShares and the Bank
-----------------------------   -----   --------------------------------------------------------------------------
Lewis R. Holding                 72     Chairman and Chief Executive Officer of BancShares and the Bank

Frank B. Holding                 71     Executive Vice Chairman of BancShares and the Bank

James B. Hyler, Jr.              52     Vice Chairman and Chief Operating Officer of BancShares and the Bank

Frank B. Holding, Jr.            38     President and Chief Administrative Officer of BancShares and the Bank

Kenneth A. Black                 48     Vice President, Treasurer and Chief Financial Officer of BancShares;
                                        Group Vice President, Treasurer and Chief Financial Officer of the Bank

Alexander G. MacFadyen, Jr.      58     Secretary of BancShares; Group Vice President and Secretary of the Bank

Wayne D. Duncan                  58     Executive Vice President of the Bank (Retail Lending)

John R. Francis, Jr.             46     Executive Vice President of the Bank (Virginia and West Virginia Regional
                                        Executive)

William C. Orr                   57     Executive Vice President of the Bank (Commercial Credit Administration)

James M. Parker                  57     Executive Vice President of the Bank (Eastern Regional Executive)

Edward L. Willingham IV          45     Executive Vice President of the Bank (Central Regional Executive)

J. Allen Woodward                49     Executive Vice President of the Bank (Western Regional Executive)

William J. Cathcart              60     Group Vice President of the Bank (Trust Department)

Joseph A. Cooper, Jr.            46     Group Vice President and Chief Information Officer of the Bank

Richard H. Lane                  55     Senior Vice President and General Auditor of the Bank

EXECUTIVE COMPENSATION

     The following table shows the cash and other compensation paid to or deferred by certain executive officers of BancShares and the Bank for the years indicated. BancShares' officers are compensated by the Bank for their services as officers of the Bank, and they receive no salaries or other separate compensation from BancShares.


                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION
                                                   --------------------------------
                  NAME AND                                                ANNUAL       ALL OTHER
                 PRINCIPAL                            SALARY    BONUS  COMPENSATION  COMPENSATION
                  POSITION                   YEAR     ($)(1)     ($)      ($)(2)        ($)(3)
------------------------------------------- ------ ----------- ------ ------------- -------------
     Lewis R. Holding                       1999    $620,183    -0-        -0-         $171,414
      Chairman and Chief Executive Officer  1998     600,623    -0-        -0-            7,200
      of BancShares and the Bank            1997     583,165    -0-        -0-            9,500


     Frank B. Holding (4)                   1999     620,183    -0-        -0-            7,200
      Executive Vice Chairman of            1998     600,623    -0-        -0-            7,200
      BancShares and the Bank               1997     583,165    -0-        -0-            9,500

     James B. Hyler, Jr.                    1999     481,635    -0-        -0-            7,200
      Vice Chairman and                     1998     456,314    -0-        -0-            7,200
      Chief Operating Officer of            1997     439,693    -0-        -0-            9,500
      BancShares and the Bank

     Frank B. Holding, Jr.                  1999     276,785    -0-        -0-            7,200
      President and                         1998     262,572    -0-        -0-            7,200
      Chief Administrative Officer          1997     255,648    -0-        -0-            8,434
      of BancShares and the Bank

     Joseph A. Cooper, Jr.                  1999     227,013    -0-        -0-            7,200
      Group Vice President and              1998     211,614    -0-        -0-            7,200
      Chief Information Officer of          1997     204,205    -0-        -0-            7,798
      the Bank

---------
(1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) plan.

(2) In addition to compensation paid in cash, BancShares' and the Bank's executive officers receive certain personal benefits. The value of non-cash benefits received each year by each of the named executive officers did not exceed 10% of his cash compensation for that year.

(3) Except in the case of Mr. L. Holding, the 1999 amounts consist entirely of the Bank's matching contributions on behalf of each named executive officer to the Bank's Section 401(k) plan. The 1999 amount shown for Mr. L. Holding includes $164,214 in benefits paid to him under the Bank's Pension Plan, and the Bank's $7,200 contribution on his behalf to the Section 401(k) plan. While he remains actively employed by the Bank, under Federal law mandatory pension plan distributions began during 1999 when he reached age 70 1/2.

(4) The Bank was reimbursed for portions of Mr. Holding's salary for 1999, 1998 and 1997 by First-Citizens Bank and Trust Company of South Carolina ($99,555, $97,190, and $95,051, respectively) and Southern Bank and Trust Company ($79,436, $77,549, and $75,842, respectively) pursuant to separate agreements between the Bank and those entities.

PENSION PLAN

     The following table shows, for various numbers of years of service and levels of compensation, the estimated benefits payable to a participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on Federal tax laws in effect on January 1, 2000.

     FINAL
    AVERAGE
 COMPENSATION                                        YEARS OF SERVICE
--------------   ----------------------------------------------------------------------------------------
                  10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS     40 YEARS
                 ----------   ----------   ----------   ----------   ----------   ----------   ----------
 $   100,000      $16,219      $24,328      $32,437      $40,546      $ 48,656     $ 56,765     $ 62,765
     125,000       20,844       31,265       41,687       52,109        62,531       72,952       80,452
     150,000       25,469       38,203       50,937       63,671        76,406       89,140       98,140
     175,000       30,094       45,140       60,187       75,234        90,281      105,327      115,827
     200,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     225,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     250,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     300,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     400,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     450,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     500,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     550,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     600,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     650,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     700,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664
     750,000       34,235       51,352       68,469       85,586       102,704      119,821      131,664

     Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. Those benefits will be actuarially increased or decreased if benefit payments begin after or before age 65. A participant's annual compensation covered by the Pension Plan includes base salary, overtime and regular bonuses (including amounts deferred pursuant to the Bank's Section 401(k) plan), and a participant's benefits are based on his or her "final average compensation," which is the participant's highest average covered compensation for any five consecutive years during his or her last ten complete calendar years as a Pension Plan participant. However, under current tax laws, $170,000 is the maximum amount of annual compensation for 2000 that can be included for purposes of calculating a participant's final average compensation, and the maximum annual benefit that may be paid to a retiring participant at his or her normal retirement age for social security purposes is $135,000. In the case of participants who begin receiving benefits before or after that age, the maximum benefit amount is actuarially adjusted. The maximum years of credited service which may be counted in calculating benefits under the Pension Plan is 40 years.

     The credited years of service and final average compensation, respectively, as of January 1, 2000, for each of the executive officers named in the Summary Compensation Table above are as follows: Mr. L. Holding -- 40 years and $219,224; Mr. F. Holding, Sr. -- 40 years and $219,224; Mr. Hyler -- 20 years and $156,000; Mr. F. Holding, Jr. -- 16 years and $156,000; and Mr. Cooper -- 5 years and $156,000. Under Federal law, mandatory Pension Plan distributions begin when a participant reaches age 70 1/2. While he remains actively employed by the Bank, Lewis R. Holding began receiving benefits under the Plan during 1999.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

     In addition to benefits under the Pension Plan, the Bank is party to a separate agreement with certain senior officers of BancShares and the Bank under which the Bank has agreed to make monthly payments to the officer for a period of ten years following retirement at age 65 (or at such other age as is agreed upon between the Bank and the officer). In return for such payments, each officer has agreed to provide certain limited consultation services to, and will not "compete" (as defined in the agreement) against, the Bank during the payment period. If the officer dies prior to retirement, or during the payment period following retirement, the payments due under the agreement will be paid to the officer's designated beneficiary or estate. The amounts of monthly payments provided for in the agreements currently in effect between the Bank and each of the executive officers named in the Summary Compensation Table above are as follows: Mr. L. Holding -- $22,325; Mr. F. Holding, Sr. -- $22,325; Mr. Hyler -- $16,999; Mr. F. Holding, Jr. -- $9,892; and Mr. Cooper --
$5,354.

PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return (the "CTSR") on BancShares' Class A Common Stock during the previous five fiscal years with the CTSR over the same measurement period of the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1994, and that dividends were reinvested in additional shares.


       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
             BANCSHARES CLASS A COMMON, THE NASDAQ BANKS INDEX, AND
                               THE NASDAQ-US INDEX

[BAR CHART APPEARS HERE]

   YEAR          BANCSHARES           NASDAQ BANKS            NASDAQ-US
   ----          ----------           ------------            ---------

   1994           $ 100                 $ 100                  $ 100
   1995             129                   149                    141
   1996             181                   197                    174
   1997             245                   329                    213
   1998             216                   327                    300
   1999             171                   314                    542

TRANSACTIONS WITH MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of its and BancShares' directors, executive officers, principal shareholders and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms, and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features. Each such transaction was approved by the Bank's Board of Directors.

     Certain specific relationships or transactions with directors are described above in the footnotes to the table under the caption "Proposal 1:
Election of Directors."

              PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS

     BancShares' current independent public accounting firm, KPMG LLP, has been reappointed by the Board of Directors to serve as BancShares' independent accountants for 2000, and a proposal to ratify that appointment will be submitted for voting by shareholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2. TO BE APPROVED, A MAJORITY OF THE VOTES REPRESENTED BY SHARES PRESENT AT THE ANNUAL MEETING, IN PERSON AND BY PROXY, AND ENTITLED TO BE VOTED MUST BE CAST IN FAVOR OF PROPOSAL 2.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for action by shareholders at the Annual Meeting. Should other matters properly be presented at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                        PROPOSALS FOR 2001 ANNUAL MEETING

     It is anticipated that the 2001 Annual Meeting will be held during April 2001. Any proposal of a shareholder which is intended to be presented for action at the 2001 Annual Meeting must be received by BancShares in writing at its main office in Raleigh, North Carolina, no later than November 17, 2000, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by BancShares in connection with that meeting. In order to be included in BancShares' proxy materials related to a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of BancShares' stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

     Written notice of other shareholder proposals intended to be presented at the 2001 Annual Meeting (proposals which are not intended to be included in BancShares' proxy statement and form of appointment of proxy) must be received by BancShares at its main office in Raleigh, North Carolina, no later than January 31, 2001, in order for such proposals to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                           ANNUAL REPORT ON FORM 10-K

     BancShares is subject to the reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission, including without limitation proxy statements, annual reports, and quarterly reports.

     A COPY OF BANCSHARES' 1999 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ACCOMPANIES THIS PROXY STATEMENT.


March 17, 2000

[GRAPHIC]
FIRST CITIZENS
BANCSHARES

March 17, 2000

Dear Shareholder:

I am pleased to present First Citizens BancShares' 2000 Proxy and the 1999 Annual Report.

In the enclosed materials, you'll learn about the many major accomplishments and strategic objectives that we achieved in 1999:

o After several years of working aggressively to solve the Year 2000 (Y2K) computer problem, the company successfully moved into the new century.

o Our company recorded increased earnings, which were attributed to strong loan growth. That growth was due in part to a targeted effort to provide superior financial services to small and mid-sized businesses.

o We expanded our presence in rapidly growing communities by opening traditional and in-store offices in North Carolina, Virginia, Georgia and Florida.

o We continued to capitalize on the latest technology to maximize customer convenience and opportunities for increased sales. During the year we launched firstcitizens.com, our Internet banking service for retail customers.

o We're seeing positive results from our focus on relationship banking, which provides customers with the highest level of service and the products they demand.

 We look forward to this new century. I have every confidence that we will continue to meet our competitive challenges, seize new opportunities for our company and see business grow.

Sincerely,

/s/ Lewis R. Holding
Lewis R. Holding
Chairman of the Board
                             - FOLD AND DETACH HERE-
--------------------------------------------------------------------------------

                        FIRST CITIZENS BANCSHARES, INC.
                              Post Office Box 27131
                       Raleigh, North Carolina 27611-7131
                      PROXY SOLICITED BY BOARD OF DIRECTORS

  The undersigned hereby appoints GEORGE H. BROADRICK, LEWIS R. HOLDING, FRANK
  B. HOLDING, JAMES B. HYLER, JR., FRANK B. HOLDING, JR., LEWIS T. NUNNELEE II, and DAVID L. WARD, JR., or any of them, attorneys and proxies (the "Proxies"), with power of substitution, to vote all outstanding shares of the Class A Common Stock and/or Class B Common Stock of First Citizens BancShares, Inc. ("BancShares") held of record by the undersigned on March 10, 2000, at the Annual Meeting of Shareholders of BancShares to be held in the Raleigh Main Office of First-Citizens Bank & Trust Company located at 239 Fayetteville Street Mall, Raleigh, North Carolina, at 1:00 p.m. on April 24, 2000, or any adjournments thereof, on the matters listed below:

  1. Election of Directors.   [ ] FOR all nominees listed below (except as    [ ] WITHHOLD AUTHORITY to vote for
                                  indicated otherwise on the line below)          all nominees listed below

     Nominees:J.M. Alexander, Jr.; T.L. Bissett; B.I. Boyle; G.H. Broadrick;
              H.M. Craig III; B.M. Farnsworth; L.M. Fetterman; C.P. Holding;
              F.B. Holding; F.B. Holding, Jr.; L.R. Holding; C.B. C. Holt;
              J.B. Hyler, Jr.; G.D. Johnson; F.R. Jones; L.S. Jones; W.McKay;
              J.T. Maloney, Jr.; J.C. Mayo, Jr.; B.D. Nash; L.T. Nunnelee II;
              T.O. Shaw; R.C. Soles, Jr.; and D.L. Ward, Jr.

     Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, write that nominee's name on the line below.

     ---------------------------------------------------------------------------

  2. Ratification of Appointment of Independent Accountants: Proposal to ratify the appointment of KPMG LLP as BancShares' independent public accountants for 2000.

     [ ] FOR           [ ] AGAINST                  [ ] ABSTAIN

  3. Other Business: On such other matters as may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

[GRAPHIC]
--------------------------------------------------------------------------------
 FIRST CITIZENS SERVICES
--------------------------------------------------------------------------------

   We offer a complete line      BUSINESS AND
   of financial services to      COMMERCIAL SERVICES                  PERSONAL SERVICES
   businesses and individuals.   o Relationship banking               o Relationship banking
                                   (Business Quest)                     (Quest(SM) and Charter Quest(SM))
                                 o Checking accounts                  o Checking accounts
                                 o Savings and money market           o Savings and money market
                                   accounts (MMS and PMMS)              accounts
                                 o Sweep accounts for managing          (TMMS and PTMMS)
                                   cash flow                          o Certificates of Deposit
                                 o Commercial real estate loans,      o Individual Retirement
                                   term loans and lines of credit       Accounts (Traditional, Roth
                                 o Factoring                            and Education)
                                 o Agribusiness loans                 o Investor Services*+ providing
                                 o Lease financing                      securities, mutual funds and
                                 o VISA(R), MasterCard(R) and           annuities
                                   merchant processing                o Installment and auto loans
                                 o Cash management services             (PayAnyDay(R))
                                 o Frequent-flyer program             o Home mortgages, EquityLine
                                   (CardMiles(SM))                       and EquityLoan
                                 o Lockbox collection services        o Personal Trust: asset
                                 o PC banking services*                 management, retirement and
                                   (Business Express)                   estate planning
                                 o Sales financing                    o Property, casualty, life and
                                 o Trust services, such as              auto insurance
                                   corporate trust and                o VISA(R) and MasterCard(R)
                                   retirement benefit plans           o Online banking service
                                 o Property, casualty, life and         (firstcitizens.com)
                                   auto insurance                     o Frequent-flyer program
                                 o International services, such as     (CardMiles(SM))
                                   currency exchange, wire
                                   transfers and letters of credit
                                                                      *Not available in all areas.

                                                                      +Nondeposit investment products
                                                                      offered through First Citizens
                                                                      Investor Services are not insured by
                                                                      the FDIC or guaranteed by First
                                                                      Citizens and may lose value.

                            - FOLD AND DETACH HERE-
  ------------------------------------------------------------------------------
     THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THOSE SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNABLE OR UNWILLING TO SERVE AS A DIRECTOR FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE NAMED BY THE BOARD OF DIRECTORS. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH BANCSHARES' SECRETARY A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

                                                                          (SEAL)
                                         ----------------------------------
                                         (Signature)


                                                                          (SEAL)
                                         ----------------------------------
                                         (Signature if held jointly)

                                         Please date and sign exactly as name
                                         appears below. When shares are held by
                                         joint tenants, both should sign. When
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If a
                                         corporation, please sign full corporate
                                         name by president or other authorized
                                         officer. If a partnership, please sign
                                         in partnership name by authorized
                                         person.


                                         Dated:                           , 2000
                                               ---------------------------
                                         PLEASE DATE AND SIGN THIS APPOINTMENT
                                         OF PROXY AND RETURN IT IN THE ENCLOSED
                                         ENVELOPE.